SWISHER HYGIENE 15 Annual ICR XCHANGE WEDNESDAY | JANUARY 16, 2013 Exhibit 99.1 th

FORWARD LOOKING INFORMATION
This presentation includes financial forecasts, projections and other forward-
looking statements regarding Swisher Hygiene Inc., its business and prospects.
This forward-looking information is based on management assumptions and expectations which, while considered reasonable by Swisher Hygiene and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-
looking statements. A description of these factors can be found in our Annual
Report on Form 10-K for the year ended December 31, 2010, filed with the
Securities and Exchange Commission ("SEC") on March 31, 2011, and in our
other filings with the SEC, which are available at www.sec.gov. Swisher Hygiene undertakes no obligation to publicly revise the forward-looking statements presented, except as required by law.

»
Tom Byrne
. . . . . . . . . . . . .
Interim President and Chief Executive Officer
»
Bill Nanovsky
. . . . . . . . .
Interim SVP and Chief Financial Officer
»
Tom LaMartina
. . . . . . .
SVP, Sales and Service
»
Blake Thompson
.. . . .
SVP, Manufacturing and Supply Chain
»
Amy Simpson
. . . . .. . . .
VP, Investor Relations
SWISHER ATTENDEES

A leading provider of essential hygiene and
sanitation solutions including cleaning and
sanitizing chemicals, restroom hygiene
programs, linens and a full range of related
products and services.
WHO WE ARE

HOW WE GOT HERE
2004
Acquired
by Steve
Berrard
and Wayne
Huizenga
2011
Began
trading on
NASDAQ;
Acquired 63
businesses
2012 (Q4)
Sold waste
operations
2010
Merged with
CoolBrands
and began
trading on
TSX
2013
Now…
2006
Expanded
chemical
service
offering after
successful test
2012 (Q1)
Announced
plans to
restate 2011
results
1986
Founded as
franchised
restroom
hygiene
provider
2005
Began franchise
acquisitions
(completed all
but two through
2011)

Dust Control & Linen $4.3
Paper & Plastics $7.9
Food Safety $2.8
Restroom Hygiene $2.4
Other Facility Service Products $1.5
Cleaning Chemicals $17.9
Waste Collection $56.0

SWISHER

WHAT WE SAW IN THE MARKET
And Why We Think The Opportunity is Bigger Today
»
Large industry with attractive
business characteristics
» Recurring revenue, scalable, well
understood, attractive margins
»
Demand for an alternative
provider
»
Ability to build second largest
chemical service provider
»
Opportunity to differentiate
»
Customers seeking
complementary services
ADDRESSABLE MARKET
$92.8 Billion
Source:  Kline Consulting, Textile Rental Services Association and various other industry publications and public competitor filings.

Swisher ULTRA
Foodservice Grade Dish Detergent
Manual Pot & Pan Detergent

SWISHER

CORE SOLUTIONS
We Deliver Clean
CHEMICAL
»
General Cleaning
»
Warewashing
»
Laundry
»
Specialty
HYGIENE
»
Restroom Care
»
Hand Hygiene
»
Paper Products
»
Air Care
LINENS
»
Foodservice Linen
»
Hospitality Linen
»
Bar Towels and
»
Floor Mats
OTHER
»
Brokered
»
Food Safety
»
Water Filtration
Waste Service
Aprons

WASTE SERVICES
Move to Asset-light Model
»
Acquired Choice Environmental in March 2011
»
Completed two follow-on acquisitions in the 2
nd
quarter of 2011
»
Successfully cross-sold waste services into existing Swisher accounts
»
Announced at 2012 ICR XChange that future growth would be
focused on managed waste services
»
Completed sale of waste division in November 2012
»
Plan to continue offering customers managed waste services
through local providers

STRENGTHENING BUSINESS MODEL
FINANCIAL PROCESS IMPROVEMENT
Adding processes and controls to enhance
financial analysis and reporting.
Building a strong foundation for growth and exceptional service levels by simplifying and standardizing the way we do business while leveraging new technology.
BRAND & PRODUCT ENHANCEMENT
Driving revenue growth through brand
awareness and product innovation.
OPERATIONAL SIMPLIFICATION
Consistent and scalable operations
built around the customer.
SUPPLY CHAIN RATIONALIZATION
Manufacturing quality products and
providing them to our customers in the
most efficient manner.
Focus on Simplification, Differentiation and Profitability

WAREWASH
LAUNDRY
WASTE SERVICES
HAND HYGIENE
LINENS
PAPER PRODUCTS
WATER FILTRATION
RESTROOM CARE

SWISHER

OPERATIONAL SIMPLIFICATION
Building a Strong Platform for Future Growth
»
Implementation of handhelds
»
Standardizing all operations around
account manager ensures single
point of customer contact
»
Separation of service and logistics
»
Eliminated 1.2 million
paper transactions and
significant redundant
costs in 2012
»
Account manager drives
customer satisfaction and
cross-selling
»
Greater focus on sales
and service
Initiatives Impact

SUPPLY CHAIN RATIONALIZATION
Providing Products to Customers in the Most Efficient Manner
»
Restructure product supply model
»
Over 80% of chemicals
now manufactured at
Swisher plants
»
Reduction in product cost
»
Reduction in freight and
route costs
»
Consolidation of inventory
and support functions
3rd
PARTY
MANUFACTURER
REDISTRIBUTOR
BRANCH
ROUTE
CUSTOMER
SWISHER MFG.
PLANT
CUSTOMER
ROUTE / 3rd
PARTY
LOGISTICS
Initiatives Impact

»
Formula consolidation and
advancement
»
Develop new and enhanced
products through formula,
packaging and system innovation
»
Reposition brand around clean
»
Transition from over 50 acquired
brands to two primary brands
BRAND AND PRODUCT ENHANCEMENT
Leveraging the Importance of Clean
»
Reduced SKUs by 30%
thus far
»
Added differentiation and
improved margins
»
Creating a sustainable
competitive advantage
»
Increasing brand
awareness through brand
integration and strategic
marketing tactics
Initiatives Impact

FINANCIAL PROCESS IMPROVEMENT
Focus on Simplicity and Efficiency
»
Consolidation of 93 separate
reporting databases
»
New financial leadership
»
Simplification of core processes
across the organization
»
Integration of 50 acquisitions
»
SOX compliant in 2013
»
Implementation of new fixed asset,
HR and other systems
»
Eliminated one million
intercompany
transactions
»
Return to timely financial
reporting in 2013
»
Allows greater focus on
planning and analysis
»
Greater employee
accountability
Initiatives Impact

WHERE WE STAND TODAY
Accomplishing Initial Goals
»
Transitioned from an acquisition-focused company to an operations-
focused company
»
Continue implementing operating model centered around the customer
»
Completed implementation of over $10 million of cost reductions
»
Additional $10 million of efficiencies planned for 2013
»
Greater focus on customer interaction
»
Second largest chemical service provider in the institutional market
»
Strong national platform to add more products and services
»
Programs with 800 distributors and leading GPOs

IMPACT OF RESTATEMENT
Significant Effect on 2012 Results
»
Uncertainty impacted corporate account and distributor program growth
»
These programs had been a significant source of organic growth in 2011
»
Key buying decisions delayed
»
Customer losses confined to a few large accounts
»
Significant accounting, legal and consulting costs
»
Focus on proper technical guidance using abundance of care
»
Substantial distraction to management team
»
Difficulty in attracting some key hires
»
Team more convinced now than ever about the size of the opportunity and ability to capitalize on it

STRATEGY AND TACTICS
What to Expect From Us Moving Forward
»
Continue to focus on core chemical and hygiene operations
»
Emphasis on customer retention and growth
»
Capitalize on differentiation including national coverage, distributor and
GPO relationships, product offering and service
»
Expand cross-sale capabilities
»
Linen capabilities in top-20 markets
»
Measured waste brokerage expansion
»
Partner with leading providers to offer complementary services
»
Goal is to ensure customers have a clean and healthy environment
»
If we can’t be a leading provider then we will partner with one
»
Limited small acquisitions and no equity financings planned

FINANCIAL OVERVIEW
Current Position
»
$225 million of run rate revenue(1) after waste division sale
»
Over 65% from core chemical operations
»
$75 million reduction from asset dispositions (primarily waste division)
»
$20 million reduction primarily from two lost accounts related to restatement and integration of smaller acquisitions
»
Over $70 million in cash at year-end 2012
»
$13 million in Seller Notes
»
$12.5 million holdback on Choice sale
» Believe we will achieve positive operating cash flow by 3
rd
quarter
2013
(1) Based on annualized Q3’12 revenue

FILING UPDATE
Timing of Upcoming Filing
»
Estimated restatement amount within previously announced $4.6 million guidance
»
Key NASDAQ dates
» February 19
2011 Form 10-K and restated Form 10-Qs for Q1 2011, Q2 2011 and Q3 2011
» February 28
Form 10-Qs for Q1 2012, Q2 2012 and Q3 2012
» April
2012 Form 10-K
» June
Annual Meeting for 2011 and 2012
»
Additional details in upcoming filings

CONCLUSION
The Opportunity is Bigger Today
»
Large industry with attractive business characteristics
»
Demand still exists for an alternative provider
» National presence
» Opportunity to differentiate
» Customers seeking complementary services
»
Profitability is not dependent on future acquisitions or contribution from waste division
»
Optimistic about prospects in 2013
»
Will provide additional details along with public filings

20 CONTACT INFORMATION: SWISHER INVESTOR SERVICES (704) 602-7116 INVESTORRELATIONS@SWISHERHYGIENE.COM